Supplement to the
Fidelity® New Millennium Fund®
January 29, 2022
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

John Roth (co-manager) has managed the fund since July 2006.

Daniel Sherwood (co-manager) has managed the fund since October 2022.

It is expected that Mr. Roth will retire effective on or about December 31, 2022. At that time, Mr. Sherwood will assume sole portfolio manager responsibilities for the fund and Mr. Roth will no longer serve as a co-manager for the fund.

The following information replaces the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

John Roth is co-manager of the fund, which he has managed since July 2006. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Roth has worked as a research analyst and portfolio manager.

Daniel Sherwood is co-manager of the fund, which he has managed since October 2022. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Sherwood has worked as a research analyst and portfolio manager.

It is expected that Mr. Roth will retire effective on or about December 31, 2022. At that time, Mr. Sherwood will assume sole portfolio manager responsibilities for the fund and Mr. Roth will no longer serve as a co-manager for the fund.

NMF-22-01 1.729577.116	October 20, 2022